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                                                                   EXHIBIT 10.7

                           DEBENTURE PLEDGE AGREEMENT

     THIS AGREEMENT is made the    day of April, 1998.


B E T W E E N:

                              VELTRI METAL PRODUCTS CO., an unlimited liability company formed under the laws of the Province of Nova Scotia

                              (the "Corporation")

                                                              OF THE FIRST PART;

                              - and -


                              COMERICA BANK, as administrative agent for the Banks under the Credit Agreement (as hereinafter defined)

                              (the "Agent")
                                                             OF THE SECOND PART.


     WHEREAS pursuant to a credit agreement dated as of the date hereof among Talon Automotive Group, Inc., the Corporation, the Agent and the Banks (as amended, supplemented, restated or replaced from time to time, the "Credit Agreement"), Talon Automotive Group, Inc. and the Corporation (collectively, the "Borrowers") are, or will become, indebted, liable and obligated to the Banks (such indebtedness, liabilities and obligations being herein referred to as the "Credit Agreement Obligations");

     AND WHEREAS the Corporation has, under a guarantee of even date herewith (as amended, supplemented, restated or replaced from time to time, the "Guarantee"), guaranteed the due, prompt and complete payment, performance and satisfaction of all the Credit Agreement Obligations (any indebtedness, liabilities and obligations under the Guarantee being herein referred to as the "Guarantee Obligations");



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         AND WHEREAS the Corporation has agreed to execute and deliver a demand debenture (the "Debenture") in the amount of U.S.$150,000,000, to and in favour of the Agent, acting on its own behalf and as administrative agent for the Banks, as security for the due, prompt and complete payment, performance and satisfaction of all the Credit Agreement Obligations and Guarantee Obligations (collectively, and together with any expenses, costs and charges incurred by or on behalf of the Agent and/or the Banks in connection with the Debenture and the enforcement of the security interest created thereby, the "Obligations");

         AND WHEREAS the parties hereto are entering into this agreement for the purpose of pledging the Debenture to the Agent, as administrative agent for the Banks;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the sum of Two Dollars ($2.00) now paid by the Agent to the Corporation and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Corporation agrees with the Agent as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         All capitalized terms used herein shall, unless otherwise indicated, have the meaning set forth in the Credit Agreement. In this Agreement, "BANKS" means those financial institutions whose names appear as "Banks" on the signature pages to the Credit Agreement, together with any assignees thereof pursuant to Section 13.5 of the Credit Agreement, and shall include the Canadian Swingline Lender under the Credit Agreement; and "BANK" shall mean any one of the foregoing Banks.


1.2      INTERPRETATION

         This Agreement shall be interpreted in accordance with the following:


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    (a)  words denoting the singular include the plural and vice versa and words denoting any gender include all genders;

    (b) headings shall not affect the interpretation of this Agreement;

    (c) references to dollars, unless otherwise specifically indicated, shall be references to lawful money of the United States of America;

    (d) the word "including" shall mean "including without limitation" and "includes" shall mean "includes without limitation";

    (e) the expressions "the aggregate", "the total", "the sum" and expressions of similar meaning shall mean "the aggregate (or total or sum) without duplication"; and

    (f) in the computation of periods of time, unless otherwise expressly provided, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".

1.3      SURVIVAL

         All covenants, agreements, warranties and representations set forth herein or in any certificate or other instrument or document delivered by or on behalf of the Corporation pursuant hereto shall be deemed to have been relied upon by the Agent notwithstanding investigations heretofore or hereafter made by the Agent and shall survive the execution of this Agreement and continue in full force and effect in accordance with the terms of this Agreement until the due, prompt and complete payment, performance and satisfaction of all of the Obligations.

1.4      AMENDMENT

         No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the Corporation and the Agent.

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1.5      SEVERABILITY

         If any provision of this Agreement is or becomes illegal, invalid or unenforceable, such provision shall be severed from this Agreement and be ineffective to the extent of such illegality, invalidity or unenforceability. The remaining provisions hereof shall be unaffected by such provision and shall continue to be valid and enforceable.

1.6      STATUTES, ETC.

         Unless otherwise specified herein, all references to statutes or regulations are to be treated as references to the same as amended, consolidated, revised or re-enacted from time to time, or to any successor or replacement statutes or regulations.

                                   ARTICLE 2
                            DEALINGS WITH DEBENTURE

2.1      DEPOSIT OF DEBENTURE

         The Corporation hereby delivers the Debenture to the Agent to be held by it, as administrative agent for the Banks, pursuant to the provisions hereof as continuing security for the due, prompt and complete payment, performance and satisfaction of all the Obligations.

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2.2      EVENTS OF DEFAULT

         Following the occurrence and during the continuance of an Event of Default, the Agent may at any time demand payment of the Debenture and enforce all rights and remedies which are accorded to the Agent as holder of the Debenture, including making demands thereunder as if the Agent were the absolute owner of the Debenture, realizing upon the Debenture or disposing of the Debenture by sale, transfer or delivery, and any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights of the Agent however created under the Documents; provided that the Agent shall not be bound to exercise any such right or remedy.

2.3      APPLICATION OF PROCEEDS

         All proceeds of the Debenture, including any distributions in respect thereof, shall be applied by the Agent on account of the Obligations in accordance with the provisions of the Debenture, without prejudice to any claim on the Corporation for any deficiency.

2.4      SATISFACTION OF OBLIGATIONS

         Payment in full of the Obligations from time to time shall be deemed to be payment in full of all principal and interest from time to time due under the Debenture. Notwithstanding anything to the contrary in the Debenture, the Corporation shall not be obligated to pay any amounts in excess of the Obligations, nor shall the Corporation be obligated to pay any greater amount of interest under the Debenture than the highest rate of interest payable by the Corporation under the Documents (other than the Debenture) in respect of the Obligations. Upon final satisfaction in full of the Obligations, the Agent shall, at the request and expense of the Corporation, deliver the Debenture to the Corporation for cancellation or assign the Debenture (without recourse to the Agent) to such other Person as the Corporation may direct.


2.5      NO MERGER

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         The Debenture shall not operate to merge any of the Obligations and no judgment recovered by the Agent shall operate to merge or in any way affect the security constituted by the Debenture, which is held in addition to and not in substitution for any other security now or hereafter held or acquired by the Agent.

                                   ARTICLE 3
                                 MISCELLANEOUS

3.1      REMEDIES CUMULATIVE AND WAIVER

         It is expressly understood and agreed that the respective rights and remedies of the Agent hereunder are cumulative and are in addition to and not in substitution for any other rights and remedies provided by law or by equity. Any single or partial exercise by the Agent of any right or remedy in respect of a default or breach of any term, covenant or condition contained herein or in the Debenture shall not be deemed to be a waiver or to alter, affect or prejudice any other right or remedy hereunder or thereunder or other rights or remedies to which the Agent may be lawfully entitled, for such default or breach. Any waiver by the Agent of the strict observance, performance or compliance with any term, covenant, condition or agreement contained herein or in the Debenture and any indulgence granted, either expressly or by course of conduct, by the Agent shall be effective only in the specific instance and for the purpose for which it was given and shall be deemed not to be a waiver of any of the rights and remedies of the Agent hereunder or under the Debenture as a result of any other default or breach.


3.2      OTHER AGREEMENTS

         The Debenture and this Debenture Pledge Agreement are given in accordance with the terms and provisions of the Credit Agreement. If a conflict or inconsistency exists between a provision of the Debenture or this Debenture Pledge Agreement and a provision of the Credit Agreement, then the provisions of the Credit Agreement shall prevail. Notwithstanding the foregoing, if there is any right or remedy set out in the Debenture or this Debenture Pledge Agreement or any part thereof which is not set out or provided for in the Credit Agreement, such additional right or remedy shall not constitute a conflict


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or inconsistency.

3.3      ASSIGNMENTS AND PARTICIPATIONS

         The Agent or any of the Banks may sell, assign, transfer or otherwise dispose of all or any of the Obligations in accordance with the terms of the Credit Agreement and, in such event, each and every immediate and successive assignee, transferee or holder of all or any of the Obligations shall have, in respect of the Obligations sold, assigned, transferred or otherwise disposed of to it, the whole benefit hereof to the same extent as if it were an original party to the Obligations or the part thereof so sold, assigned, transferred or otherwise disposed of, without regard to any set-off, counter-claim or equities between the Corporation and the Agent.

3.4      NOTICE

         Any demand, notice or communication to be made or given hereunder shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by facsimile, charges prepaid, at or to the applicable addresses or facsimile numbers, as the case may be, set out below the respective parties' names as follows:


             To the Corporation:  Veltri Metal Products Co.
                                  c/o Talon Automotive Group
                                  900 Wilshire Drive
                                  Suite 270
                                  Troy, Michigan
                                  48084

                                  Attention:      David J. Woodward
                                  Telecopy No.:   (248) 362-7617

                                  with a copy to:

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                                  Timmis & Inman
                                  300 Talon Centre
                                  Detroit, Michigan
                                  48207


                                  Attention:     Richard Miettinen
                                  Telecopy No.:  (313) 396-4229


                                  Cassels Brock & Blackwell
                                  Scotia Plaza, Suite 2100
                                  40 King Street West
                                  Toronto, Ontario
                                  M5H 3C2

                                  Attention:       Gordon Dickson
                                  Telecopy No.:    (416) 360-8877


                To the Holder:    Comerica Bank
                                  500 Woodward Avenue
                                  6th Floor
                                  Detroit, Michigan
                                  U.S.A. 48226

                                  Attention:       President
                                  Telecopy No.:    (313) 222-5759

                                  with a copy to:

                                  Miller, Canfield, Paddock and Stone, P.L.C.
                                  150 West Jefferson, Suite 2500
                                  Detroit, Michigan
                                  U.S.A. 48226

                                  Attention:     Mr. David K. McLeod
                                  Telecopy No.:  (313) 496-8450


                                  Goodman Phillips & Vineberg
                                  Barristers & Solicitors
                                  Suite 2400
                                  250 Yonge Street
                                  Toronto, Ontario
                                  M5B 2M6

                                  Attention:     Mr. Stephen Pincus
                                  Telecopy No.:  (416) 979-1234
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or to such other address or addresses or facsimile number or numbers as any party hereto may from time to time designate to the other parties in such manner. Any communication which is personally delivered as aforesaid, shall be deemed to have been validly and effectively given on the date of such delivery if such date is a Business Day and such delivery was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of delivery. Any communication which is transmitted by facsimile as aforesaid shall be deemed to have been validly and effectively given on the date of transmission if such date is a Business Day and such transmission was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of transmission.

3.5      GOVERNING LAW

    (a) This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein which apply to contracts made and to be performed entirely in Ontario;

    (b) The parties hereby irrevocably attorn and submit to the non-exclusive jurisdiction of the courts of Ontario with respect to any matter arising under or related to this Agreement.

3.6      BENEFIT OF THE AGREEMENT

         This Agreement shall enure to the benefit of the Agent and its successors and assigns and be binding upon the Corporation and its successors and permitted assigns.


3.7      COPY RECEIVED

         The Corporation acknowledges receipt of a copy of this Agreement.

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     IN WITNESS WHEREOF the Corporation has caused this Agreement to be executed the day, month and year first written above.

                                    VELTRI METAL PRODUCTS CO.

                               Per:
                                    ------------------------------------
                                    (Authorized Signing Officer)


                                    COMERICA BANK


                               Per:
                                    ------------------------------------
                                    (Authorized Signing Officer)


                               Per:
                                    ------------------------------------
                                    (Authorized Signing Officer)